Exhibit 99.1

Corporate Presentation January 2019 NASDAQ: CLRB

Forward - Looking Statements This presentation contains forward - looking statements . Such statements are valid only as of today and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experiences and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital required to complete the development programs described herein, uncertainties related to the disruptions at our sole supplier of CLR 131 , the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, the completion of clinical trials, the FDA review process and other government regulation, the ability of our pharmaceutical collaborators to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . This presentation includes industry and market data that we obtained from industry publications and journals, third-party studies and surveys, internal company studies and surveys, and other publicly available information . Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable . Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate . Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties . In addition, we do not know all of the assumptions that were used in preparing the forecasts from the sources relied upon or cited herein . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K for the year ended December 31 , 2017 and our Form 10 - Q for the quarterly period ended September 30 , 2018 . 2

Company Highlights

- Developing orphan and rare pediatric oncology pipeline with multibillion-dollar[1] sales potential
- Advancing multiple clinical programs; demonstrated activity in hematologic malignancies
- 7 clinical data readouts planned through 2019 with potential for additional interim assessments
- PDC[2] tumor targeting platform validated through clinical trials, corporate partnerships and academic collaborations
- Efficient capital allocation and low fixed-cost corporate structure allows for ~$10M - $12M annual cash burn

Multiple, Value-Creative, Near Term Milestone Potential

1. ResearchAndMarkets.com. Neuroblastoma - Market Insights, Epidemiology and Market Forecast-2027 The market of Neuroblastoma in 7MM was found to be USD 733.58 million in 2016, and is expected to increase at from 2016-2027. Market Research Future Jan 2018 The osteosarcoma market has been on the rise over the past few years. Based on the MRFR analysis, the market is projected to reach USD 136.76 million by 2023 at a healthy CAGR of around 6.40%. Market Research Future July 2018 - The global pediatric brain tumor market is expected to reach US$ 1659.4 million by 2023. 2. Phospholipid Drug Conjugate

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Projected Pipeline Key Development Milestones[1]

PDC Program	2018 2H	2019 1H	2019 2H	2020 1H	2020 2H	2021 1H
CLR 131 Multiple Myeloma	✓ ★ Phase 1b Readout ✓ ★ Phase 1 mOS[2]	✓ ★ Phase 1 mOS[2]	Phase 2 (MM[3])[4] ★ ★ Phase 1b Readout		Initiate Phase 3 ◆	Phase 3 Interim Assessment ★
CLR 131 B-cell Lymphoma	✓ ⬠ CLL[5]/SLL[6], LPL ✓ ⬠ DLBCL[8]	Additional Interim Assessments →	Phase 2 (CLL/SLL, LPL[7])[4] ★ Phase 2 (DLBCL)[4] ★ Phase 2 (MZL[9])[4] ★	★ Phase 2 Final Readout	◆ Initiate Phase 2/3	
CLR 131 Pediatric[10]	ODD/RPDD ✓ Neuroblastoma ✓ Rhabdomyosarcoma ✓ Ewing's Sarcoma ✓ Osteosarcoma	◆ Initiate Phase 1	Additional Interim Assessments → Study Update ★		★ Phase 1 Readout	Pivotal Interim Assessment ★ → Initiate Phase 2/3 Pivotal ◆
CLR 131 Head & Neck[11]			◆ Initiate Phase 1			★ Phase 1 Readout
CLR 1900		◆ Select Candidate ◆ Initiate IND Enabling Studies			◆ Initiate Phase 1	

Cellectar to Announce Additional Developments and Events as They Occur

⬠ Interim Data ⊗ Designations Granted ◆ Initiations ★ Data

1. Reflects patient enrollment impact from Import Alert 2. Median Overall Survival Cohorts 1-4 3. Multiple Myeloma 4. Topline Data 5. Chronic Lymphocytic Leukemia 6. Small Lymphocytic Leukemia 7. Lymphoplasmacytic Lymphoma 8. Diffuse Large B-cell Lymphoma 9. Marginal Zone Lymphoma 10. Upon ex-U.S. regulatory authority approval to proceed or FDA allowance of CLR 131 drug supply to study sites 11. Funded through NCI SPORE Grant

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CLR 131 Overview 1 5 Phase 2 R/R B - cell Lymphoma 2 Phase 1 R/R Multiple Myeloma 3 Phase 1 Pediatric Sarcoma, Neuroblastoma and Glioma 4

Radiotherapeutic Market • Radiotherapeutic market forecast ~$9.3 billion revenue in 2020 1 • Bayer’s Xofigo® revenue ~$500M in 2017 2 • Y - mABs Therapeutics market cap of ~$700M 3 – Direct injection of ADC 4 (iodine 131 payload) into CNS 5 for brain metastases • Progenics Pharma market cap of ~400M 3 – Azedra™ (iobenguane I - 131) for treatment of rare tumors of adrenal gland • Recent acquisitions by Novartis – Advanced Accelerator Applications for $3.9 billion • Radiotherapy Lutathera™ and imaging portfolio – Endocyte for $2.1 billion • Radioligand therapy in mid - stage clinical trials 1. Seeking alpha Report - Change to Research & Markets, "Global Radiotherapy Market Analysis, Companies Profiles, Size, Share, G rowth, Trends and Forecast to 2024" Feb 2017 2. Bayer Annual Report 2017 3. 1/23/2019 - Yahoo Finance 4. Antibody Drug Conjugate 5. Central Nervous System 6

Strategic Positioning

- CLR 131 is a Targeted Radiotherapeutic
  - Cytotoxic radioisotope - iodine 131
  - Delivery platform provides novel mechanism of action
- Establish Phase 2 data for DLBCL & MM to drive potential partnerships
  - Potential for cost-effective & accelerated regulatory pathway for R/R[1] MM
- Advance R/R niche market opportunities to commercialization
  - R/R B-cell lymphomas (LPL, MZL, MCL[2])
    - Few approved therapies; accelerated route to market
    - Potential revenues ~$800M U.S. and ~$1.8B worldwide[3]
  - R/R pediatric tumors
    - NB[4], High Grade Glioma, RMS[5], Ewing's & Osteosarcoma
    - Approximately 40 U.S. treatment centers; ~20 MIBG I-131 for NB
    - Potential revenues ~$600M U.S. and ~$1.5B worldwide[6]

1. Relapsed/Refractory 2. Mantle Cell Lymphoma 3. Company Estimates 4. Neuroblastoma 5. Rhabdomyosarcoma 6. Company Estimates

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Hematology Clinical Trials • R/R Hematologic Phase 2 Study – DLBCL Interim Data • 33% Overall Response Rate (ORR) - 50% Clinical Benefit Rate (CBR) – Waldenstrom’s (LPL) Case Study • Challenging patient; presented with multiple large tumor nodules – Multiple Myeloma • Achieved pre - determined efficacy hurdle to expand cohort • R/R Multiple Myeloma Phase 1 Study – Heavily pretreated patient population • Average of 5 lines of prior systemic therapy – All 5 cohorts deemed safe and tolerable • No peripheral neuropathy, DVT’s, Cardio & GI toxicities – Median Overall Survival of 22 months 8

Pediatric Clinical Trial • FDA approved Phase 1 protocol – Planned multicenter study (U.S. and International Sites) – Phase 1 ready to initiate 1 • Orphan drug designations (ODD) and rare pediatric designations (RPDD) – Neuroblastoma, Osteosarcoma, Rhabdomyosarcoma & Ewing's Sarcoma – All indications eligible for FDA breakthrough therapy designation – Any single approval results in Pediatric Voucher • Neuroblastoma (NB) offers high clinical & commercial rationale – MIBG I - 131 is considered SOC for second line treatment – CLR 131 provides same payload (I - 131) with improved delivery and uptake – CLR 131 demonstrates ability to increase exposure, target primary NB tumors as well as metastatic sites in animal studies 9 1. Upon ex - U.S. regulatory authority approval to proceed or FDA allowance of CLR 131 drug supply to study sites

CLR 131 Overview 1 10 Phase 2 R/R B - cell Lymphoma 2 Phase 1 R/R Multiple Myeloma 3 4 Phase 1 Pediatric Sarcoma, Neuroblastoma and Glioma

R/R B - cell Lymphoma Market Overview CLR 131 Targeting ~75% of the Patients (Stage 2, 3, 4 and Unstaged) 25% 14% 16% 34% 11% Percent Patients by Stage Stage 1 Stage 2 Stage 3 Stage 4 Unknown Only in originating layer of cells Confined to primary site Spread to regional lymph nodes Metastatic disease Unstaged • B - cell Lymphomas − Represents cancers of lymphatic system − Indolent & aggressive tumors − Circulate in blood or form tumors in lymph nodes • Demographic Background 1 − Estimated 2018 U.S. incidence: 163,000 − Median age at diagnosis: 67 years − Median age at death: 76 years 1. SEER data - http://seer.cancer.gov/statfacts/html/nhl.html Significant Unmet Needs Remain in Select B - cell Lymphomas 11

R/R B - cell Lymphoma Market Opportunity New Drugs Needed in Select B - cell Lymphomas 0 10 20 30 40 50 60 70 80 90 DLBCL CLL MCL Mortality First Second Third 0 10 20 30 40 50 60 70 80 90 100 DLBCL CLL MCL Response Rates First Second Third High Mortality and Poor Response Rates Remain in Second and Third Line Treatments Compounded by Limited Durability of Responses 12

Patients Screened N=10 DLBCL N=10 MCL N=10 CLL/SLL, MZL, LPL Follow - up (≥ 1 yr After Last Dose) Final Efficacy Assessments Interim efficacy assessments; expand cohorts based on performance 10 - 30 CLL/SLL, MZL, LPL 10 - 30 MCL 10 - 30 DLBCL • Primary endpoint is efficacy as determined by response rate • Upon study completion, individual cohorts may advance to a pivotal trial 13 Ongoing R/R Hematologic Phase 2 Study Supported with a $2M NCI SBIR Grant N=10 MM 20 - 30 MM All Patients Eligible for a Second Cycle at Day 75 - 180 Cycle 1 (15.625 mCi/m 2 x 2) Cycle 2 (15.625 mCi/m 2 x 2) Day 1 75 - 180 Days

Phase 2 DLBCL Interim Data • Diffuse Large B - cell Lymphoma (DLBCL) is an aggressive form of Lymphoma, accounting for ~30% of newly diagnosed cases in the U.S. 1 • 33% Overall Response Rate (ORR) - 50% Clinical Benefit Rate (CBR) • Of responses observed, overall tumor reduction ranged from 60 - 99% 14 1. According to the Lymphoma Research Foundation.

Phase 2 LPL Patient Case Study (Waldenstrom’s) 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 Screen (11/2017) Day 52 (12/2017) Day 120 (3/2018) Day 186/64 (5/2018) Tumor size (mm2) Days from CLR 131 infusion Sub diaphramatic mass Left epicardial mass Aortic bifurcation Right ovary Left ovary CT scan Day 52 CT scan Day 64 CLR 131 Infusion & Baseline CT scan Second CLR 131 Infusion (123 days post 1 st dose ) & Baseline 2 nd dose CT • Baseline: Pleural effusion & multiple large tumor nodules; symptomatic with cough • Following 1 st infusion: Dramatic improvements in cough and no significant cytopenias • CT day 187 (64 days post 2nd infusion) showed >95% reduction in overall tumor burden as well as complete resolution of 4/5 tumors 15 Assessment Ongoing Screen Day 52 Day 120 Day 186/64

n = 15 - 20 n = 60 - 80 Proposed Phase 2/3 Adaptive Design Pivotal Study (for LPL, MZL or MCL) Proposed Phase 2/3 Pivotal Study Design Program Timing 1 Clinical Costs 1 • Relapsed/refractory niche lymphoma indication • Phase 2b enrollment of ~20 patients • Phase 3 pivotal, single - arm – Primary endpoint: Overall Response Rate (ORR) – Secondary endpoints: Overall Survival (OS), Progression Free Survival (PFS) • Phase 2a to complete 2H19 • Phase 2b/3 initiation 2H20 • NDA submission 2022 • Phase 2b = $2 - $3 million • Phase 3 pivotal trial = $9 - $12 million • Eligible for pivotal trial SBIR Grant up to $4M per indication 2 Randomization Cohort 1 Single dose Optimal dosing Cohort 2 Multi - dose Phase 2b Portion Phase 3 Pivotal Portion Interim Assessment 1. Estimated 2. https://www.grants.gov/web/grants/learn - grants.html 16 Proposed R/R B - cell Lymphoma Pivotal Study

CLR 131 Overview 1 17 Phase 2 R/R B - cell Lymphoma 2 Phase 1 R/R Multiple Myeloma 3 4 Phase 1 Pediatric Sarcoma, Neuroblastoma and Glioma

New Treatments are Needed R/R Multiple Myeloma Market Opportunity Approximately 40% of TRx Eligible P atients in Third L ine or Greater Elect N ot to R eceive F urther TRx 18 1. DRG 2018 0 10 20 30 40 50 60 70 First Second Third Fourth Fifth Overall Response Rate (%) Line of Therapy Post - Relapse Response Rates 1 Includes Single and Combination Treatments 2018 Estimated MM Patient Population 1 Diagnosed % Treated Treated Total First Line 25,063 90% 22,557 Second Line R/R 16,900 75% 12,675 Third Line R/R 10,800 65% 7,020 Fourth Line R/R 5,600 55% 3,080 Fifth Line & Later R/R 3,210 45% 1,445 Response Rates for Fourth and Fifth Line TRx are 15% & 8%

New Treatments are Needed R/R Multiple Myeloma Market Opportunity CLR 131 Achieved mOS of 22 Months in Single D ose C ohorts 0 2 4 6 8 10 12 14 16 18 20 All Drugs Carfilzomib Daratumumab Pomal. (+dex) Months 4.9 Months Average Median Overall Survival (mOS) in Third Line 11.9 Months 11.9 Months 18.6 Months 2 3 4 9.5 – 14.5 1 Months 19 1 Traditional monotherapy chemotherapy, protease inhibitor, and immunomodulating agents 2 Jurczyszyn et al (2014). New drugs in multiple myeloma – role of carfilzomib and pomalidomide. Contemp Oncology. 3 Usmani, et al (2016). Clinical efficacy of daratumumab monotherapy in patients with heavily pretreated relapsed or refractory multiple myeloma. Blood Journal. 4 Dimopolous et al (2016). Safety and efficacy of pomalidomide plus low - dose dexamethasone in STRATUS (MM - 010): a phase 3b study in refractory multiple mye loma. Blood Review. 5 Defined as refractory to at least one proteasome inhibitor and one immunomodulator 6 Defined as refractory to Revlimid , Pomalyst , Velcade , Kyprolis , and Darzlex • Average mOS for 3rd line therapies is ~12 months 1 • Average mOS for dual refractory 5 is ~9 months, irrespective of prior lines of therapy • Average mOS for penta - refractory 6 is ~9 months, irrespective of prior lines of therapy • CLR 131 Phase 1 single dose patient population – 100% third line or later • Average prior lines of therapy = 5 – ~33% dual refractory

Cohort 1 12.5 mCi/m 2 Cohort 2 18.75 mCi/m 2 Cohort 3 25.0 mCi/m 2 Cohort 4 31.25 mCi/m 2 Cohort 5 15.625 mCi/m 2 x 2 (Total dose 31.25) Metric Cohort 1 (12.5 mCi/m 2 ) Cohort 2 (18.75 mCi/m 2 ) Cohort 3 (25.0 mCi/m 2 ) Cohort 4 (31.25 mCi/m 2 ) Cohort 5 (15.625 mCi/m 2 x 2 ) Average Age 68 70 71 65 71 Prior # of Treatment Lines 5.8 4 6 5 5 Tumor Burde n 3 2.71 2.86 4.19 4.36 2.69 ≥ 1 Triple Combination Treatment 4/4 4/4 4/4 3/3 3/4 Stem Cell Transplant 1/4 3/4 4/4 2/3 1/4 Patient Demographics All Patients Have Advanced Disease and are Heavily Pre - treated One 30 - Minute Infusion 1. Partial Response 2. Minimal Response 3. Based on baseline B2 Microglobulin Fractionated 30 - Minute Infusions Primary endpoints are safety, tolerability and determination of maximum tolerated dose 4 of 4 Stable Disease 4 of 4 Stable Disease 4 of 4 Stable Disease 1 of 3 PR 1 2 of 3 Stable Disease 20 R/R MM Phase 1 Study Overview 2 of 4 MR 2 2 of 4 Stable Disease Cohort 6 18.75 mCi/m 2 x 2 (Total dose 37.5)

Key Results To Date 1 • All cohorts determined to be safe and well - tolerated by independent DMC • No patients experiencing peripheral neuropathy, deep vein thrombosis, cardiotoxicities, embolisms or GI toxicities • Cytopenias most common adverse events – All viewed as predictable & manageable • ≥ Grade 3 fatigue and fever = 7% • No change in liver enzymes or renal function Cohort 1 (12.50) 4.75 2.05 + 0.91 2.0 Cohort 2 (18.75) 4.75 2.74 + 0.93 2.0 Cohort 3 (25.00) 6.75 2.52 + 1.22 3.0 Cohort 4 (31.25) 4.25 3.23 + 0.93 3.0 Cohort 5 (15.625 x 2) 5 2.95 + 1.10 3.0 Pooled Phase 1 Study 3 : mOS n=15 - Average Prior Lines of Therapy = 5 1. Study ongoing n=19 - Final results may differ from data presented 2. Per patient 3. Single dose cohorts 1 - 4 Adverse Events Avg. Number 2 Median Grade Avg. Grade 2 Single 30 Minute Infusion Achieves Median Overall Survival of 22 Months 21 R/R MM Tolerability & Median Overall Survival (mOS) TIME (MONTHS) 22 Months 0 5 10 15 20

CLR 131 Overview 1 22 Phase 2 R/R B - cell Lymphoma 2 Phase 1 R/R Multiple Myeloma 3 4 Phase 1 Pediatric Sarcoma, Neuroblastoma and Glioma

• Various mouse models demonstrate significant uptake of CLR 131 – Neuroblastoma, Rhabdomyosarcoma, Ewing's Sarcoma, Osteosarcoma • Uptake correlated to reduction in tumor volume and ~50% slowing of tumor growth • Minimal adverse effects were seen on hematologic parameters Preclinical Results 23 Efficacy in Pediatric Preclinical Models Efficacy in Mouse Models Uptake in the Brain (Crossing BBB)

Level 1 15 mCi/m 2 Level 2 30 mCi/m 2 Level 3 45 mCi/m 2 Add’l levels +15 mCi/m 2 n=1 n=3 n=3 n=3 Proposed Phase 2/3 Pivotal Study Design 2 Program Timin g 3 Clinical Costs 3 • Granted ODD & RPDD for NB, RMS , Osteo & Ewing’s Sarcoma • Eligible for Fast Track, Breakthrough and SPA submissions • Initial enrollment of 10 - 15 patients to confirm dose; upon appropriate efficacy expand into Phase 3 • Phase 3 pivotal trial single arm ~65 patients – Primary endpoint: Overall Response Rate – Secondary endpoints: EFS 4 , CBR 5 , PFS • Phase 1 to complete 3Q20 • Phase 2/3 pivotal initiation 2Q21 • NDA submission 2023 • Phase 1 = ~$4 million • Phase 2/3 pivotal trial = ~$11 - $12 million 1. Upon ex - U.S. regulatory authority approval to proceed or FDA allowance of CLR 131 drug supply to study sites 2. Relapsed/Refractory 3. Estimated 4. Event Free Survival 5. Clinical Benefit Response Rate Level 1 15 mCi/m 2 Level 2 30 mCi/m 2 Level 3 45 mCi/m 2 Add’l levels +15 mCi/m 2 Malignant Brain Tumors Solid Tumors/ Lymphomas 24 Pediatric Clinical Development Strategy 1 FDA Agreement on Phase 1 Accelerated Study Design Approval in Any Indication May Provide Priority Review Voucher and Potential for NCCN Compendium Listing for Other Tumor Types

CLR 131 & MIBG Product Profile Comparison Profile CLR 131 MIBG I - 131 Delivery Vehicle/Payload Phospholipid Ether (PLE)/ Iodine - 131 Meta - iodobenzylguanidine/ Iodine - 131 Therapeutic Regimen Single 30 minute mCi infusion Total dose ~45 - 80 mCi 3 - 5 cycles, ~300 mCi per cycle, 90 - 120 minute infusion Total dose ~1000 - 1500 mC i Hospitalization TBD 1 4 - 8 days Capable to Cross the Blood Brain Barrier Ability to Target Metastasis Stem Cell Transplant Support NB Response Rate TBD 20 - 60% (~30%) Indicated for NB YES, U pon Approval NO MIBG I - 131 Currently Second Line Standard of Care for Neuroblastoma 25 FAVORABLE/POSSESSES NOT YET KNOWN DEFICIENT/LACKS 1. To Be Determined

Corporate Information 26

Financial Summary Capitalization as of November 9, 2018 Common Stock Outstanding 4,757,786 Reserved for issuance: Convertible Preferred Stock 1,182,500 Warrants 5,318,747 Employee Options 256,304 Fully Diluted 11,515,337 Cash / Equivalents as of September 30, 2018 ~$16.4 million Cash Believed to Be Adequate to Fund Operations into 2020 27

Jim Caruso President, CEO and Director HIP Innovation Technology - EVP & COO, Allos Therapeutics - EVP & CCO, BCI, Novartis, BASF, Bristol - Myers Squibb Jarrod Longcor Chief Business Officer Avillion LLP - CBO Melinta Therapeutics, Inc. (formerly Rib - X Pharmaceuticals, Inc). - VP Corp Development and Operations Brian Posner Chief Financial Officer Alliqua BioMedical , Ocean Power Technologies, Power Medical Interventions, Pharmacopeia - CFO Executive Team With Extensive Healthcare Leadership and a Proven Track Record of Development and Commercialization 28 Executive Leadership

Company Highlights

- Developing orphan and rare pediatric oncology pipeline with multibillion-dollar[1] sales potential
- Advancing multiple clinical programs; demonstrated activity in hematologic malignancies
- 7 clinical data readouts planned through 2019 with potential for additional interim assessments
- PDC[2] tumor targeting platform validated through clinical trials, corporate partnerships and academic collaborations
- Efficient capital allocation and low fixed-cost corporate structure allows for ~$10M - $12M annual cash burn

Multiple, Value-Creative, Near Term Milestone Potential

1. ResearchAndMarkets.com. Neuroblastoma - Market Insights, Epidemiology and Market Forecast-2027 The market of Neuroblastoma in 7MM was found to be USD 733.58 million in 2016, and is expected to increase at from 2016-2027. Market Research Future Jan 2018 The osteosarcoma market has been on the rise over the past few years. Based on the MRFR analysis, the market is projected to reach USD 136.76 million by 2023 at a healthy CAGR of around 6.40%. Market Research Future July 2018 - The global pediatric brain tumor market is expected to reach US$ 1659.4 million by 2023. 2. Phospholipid Drug Conjugate

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Thank You NASDAQ: CLRB 30